Execution Version

FOURTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 26, 2010

among

EV ENERGY PARTNERS, L.P.,
As Parent,

EV PROPERTIES, L.P.,
as Borrower,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.
as Administrative Agent,

and

THE LENDERS PARTY HERETO

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) dated as of April 26, 2010, is among EV ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Parent”); EV PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”); the undersigned guarantors (the “Guarantors”, and together with the Parent and the Borrower, the “Obligors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.           The Borrower, the Parent, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 1, 2007 (as amended by the First Amendment dated August 28, 2008, the Second Amendment dated September 4, 2008, the Third Amendment dated April 10 2009 and as further amended, modified, restated or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                      Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment.  Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.

Section 2.                      Amendments to Credit Agreement.

2.1           Amendments to Section 1.02.

(a)           The following definition is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Agreement” means this Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, including the Schedules and Exhibits hereto, as the same may be amended or supplemented from time to time.

(b)           The following definition is hereby added where alphabetically appropriate to read as follows:

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“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 26, 2010, among the Parent, the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means April 26, 2010.

2.2           Amendment to Section 2.07(e).  Section 2.07(e) is hereby amended by to read:

(e)           Reduction of Borrowing Base Upon Issuance of Senior Debt.  Notwithstanding anything to the contrary contained herein, (i) during the period between the Fourth Amendment Effective Date and the first Scheduled Redetermination Date thereafter, if the Borrower issues Senior Debt in excess of $200,000,000 other than in conjunction with an Interim Redetermination, then on the date on which such Senior Debt is issued, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.30 multiplied by the stated principal amount of such Senior Debt in excess of $200,000,000, and (ii) from and after the first Scheduled Redetermination Date following the Fourth Amendment Effective Date, if the Borrower issues any Senior Debt between Scheduled Redetermination Dates other than in conjunction with an Interim Redetermination, then on the date on which such Senior Debt is issued, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.30 multiplied by the stated principal amount of such Senior Debt.  The Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.  For purposes of this Section 2.07(e), if any such Debt is issued at a discount or otherwise sold for less than “par”, the reduction shall be calculated based upon the stated principal amount without reference to such discount.

2.3           Amendment to Section 9.02(e).  Clause (vi) of Section 9.02(e) is hereby revised to read:

(vi)          contemporaneously with the incurrence of such Debt, the Borrowing Base is adjusted pursuant to Section 2.07(e), if applicable.

Section 3.                      Borrowing Base.  For the period from and including Fourth Amendment Effective Date until the next Redetermination Date, the Borrowing Base is $465,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c), Section 9.12 or Section 9.18.

Section 4.                      Conditions Precedent.  This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

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4.1           The Administrative Agent shall have received from each Lender, the Parent, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.

4.2           The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.

4.3           No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fourth Amendment.

The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.                       Miscellaneous.

5.1           Confirmation.  The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

5.2           Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3           Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Fourth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.4          NO ORAL AGREEMENT.  THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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5.5           GOVERNING LAW.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.6           Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7           Severability.  Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	EV PROPERTIES, L.P.

By: EV Properties GP, LLC, its general partner

	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

PARENT AND GUARANTOR:	EV ENERGY PARTNERS, L.P.

By: EV Energy GP, L.P., its general partner
By: EV Management, L.L.C., its general partner

	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

OTHER GUARANTORS:	EV PROPERTIES GP, LLC.

	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

ENERVEST PRODUCTION PARTNERS, LTD.

By: EVPP GP, LLC, its general partner

	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

[Signature Page to Fourth Amendment]

CGAS PROPERTIES, L.P.

By:	EVCG GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

ENERVEST-CARGAS, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

LOWER CARGAS OPERATING COMPANY
LLC

By:	Enervest-Cargas, Ltd., its sole member
By:	EVPP GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

EVPP GP, LLC
EVCG GP, LLC

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

[Signature Page to Fourth Amendment]

ENERVEST MONROE MARKETING, LTD.
ENERVEST MONROE GATHERING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

[Signature Page to Fourth Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as Lender

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Vice President

[Signature Page to Fourth Amendment]

UNION BANK N.A.,
as a Lender

By:	/s/ Scott Gildea
Name:	Scott Gildea
Title:	Vice President

COMPASS BANK, as a
Lender

By:	/s/ Spencer Stasney
Name:	Spencer Stasney
Title:	Vice President

BNP PARIBAS, as a Lender

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Director

[Signature Page to Fourth Amendment]

COMERICA BANK, as a Lender

By:	/s/ Greg Smith
Name:	Greg Smith
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Shiloh Davila
Name:	Shiloh Davila
Title:	Assistant Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Thomas Benavides
Name:	Thomas Benavides
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ J. Frazell
Name:	J. Frazell
Title:	Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

AMEGY BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Charles W. Patterson
Name:	Charles W. Patterson
Title:	Senior Vice President

CREDIT SUISSE, CAYMAN
ISLANDS BRANCH (f/k/a Creidt Suisse,
Cayman Islands Branch), as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Vice President

By:	/s/ Lynne-Marie Paquette
Name:	Lynne-Marie Paquette
Title:	Associate

ING CAPITAL LLC, as a Lender

By:	/s/ Charles E. Hall
Name:	Charles E. Hall
Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Heather A. Hann
Name:	Heather A. Hann
Title:	Vice President

THE FROST NATIONAL BANK, as a Lender

By:	/s/ Andrew A. Merryman
Name:	Andrew A. Merryman
Title:	Senior Vice President

[Signature Page to Fourth Amendment]